UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2026

GPB Automotive Portfolio, LP

(Exact name of registrant as specified in its charter)

Delaware	000-56285	35-2484347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Highline Management, Inc.
55 Old Field Point Road, Suite 1 East Greenwich, CT	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (877) 489-8484

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed in its prior reports filed with the Securities and Exchange Commission, GPB Automotive Portfolio, LP (the “Partnership”) has sold substantially all of its assets and is now in receivership pursuant to an order of U.S. District Court for the Eastern District of New York (the “EDNY Court”).

In accordance with the Securities and Exchange Commission’s Securities Exchange Act Release No. 9660 (June 30, 1972) and Staff Legal Bulletin 2 (April 15, 1997), as well as related no-action letters issued in connection therewith, the Partnership has adopted a modified reporting approach whereby in lieu of filing Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q with respect to applicable annual or quarterly periods, it is filing on Form 8-K the quarterly reports that it files with the EDNY Court in connection with the receivership process.

On January 20, 2026, the court-appointed Receiver for the Partnership and its affiliated entities filed a status report with respect to the period October 1, 2025 through December 31, 2025 (the “2025 Year-End Status Report”). Accordingly, the Partnership is filing such 2025 Year-End Status Report herewith as Exhibit 99.1 hereto, which 2025 Year-End Status Report is incorporated herein by reference.

Additional Information Regarding the Receivership and Related Claims

Epiq Corporate Restructuring, LLC (“Epiq”) is the claims and noticing agent for the receivership (the “Claims Agent”). General information about the receivership, including access to EDNY Court filings and orders in the matter, continues to be available on the Claims Agent’s website: https://dm.epiq11.com/GPBCapital. In addition, investors may obtain information by contacting Epiq at GPBCapInfo@epiqglobal.com.

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K and the 2025 Year-End Status Report filed as Exhibit 99.1 hereto may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. Forward looking statements generally are accompanied by words such as “will,” “intend,” “expect,” “seek,” “potential,” “estimate,” “assume,” “believe,” “could,” and the negative forms of these words and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the issuance of distributions, maintenance of cash reserves of the entities in receivership, and the status of the claims solicitation and resolution procedure for the Partnership’s investors and claimholders. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Partnership, are inherently uncertain. Although the Partnership believes that the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by such forward-looking statements. Any or all forward-looking statements the Partnership or the Receiver makes may turn out to be wrong and can be affected by inaccurate assumptions or by known or unknown risks, uncertainties, and other factors. Accordingly, you should not place undue reliance on such forward-looking statements, which speak only as of the date they were made.

Cautionary Statement Regarding Financial and Other Information Contained in 2025 Year-End Status Report

Investors are cautioned not to place undue reliance upon the financial and other information contained in the 2025 Year-End Status Report, which was not prepared for the purpose of providing the basis for any investment-related decision. The 2025 Year-End Status Report was prepared solely for purposes of complying with the reporting requirements applicable in the receivership matter being administered by the EDNY Court. The financial information contained in the 2025 Year-End Status Report is unaudited and limited in scope, and is not subject to certain procedures that would be applied to financial statements being reviewed by an outside auditor.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Status Report for the period October 1, 2025 through December 31, 2025, filed with the U.S. District Court for the Eastern District of New York on January 20, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GPB Automotive Portfolio, LP

Date: February 6, 2026	By:	/s/ Robert Chmiel
	Name:	Robert Chmiel
	Title:	Chief Executive Officer